SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                VSB BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                                VSB BANCORP, INC.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of VSB BANCORP, INC.:

PLEASE TAKE NOTICE that our Annual Meeting of Stockholders will be held at the principal office of Victory State Bank, 3155 Amboy Road, Staten Island, New York on April 25, 2006 at 5:00 p.m. (New York time), for the following purposes:

         1.       To elect three directors for three-year terms;

         2. To ratify the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for 2006; and

         3. To transact any other business that may properly come before the meeting or any adjournments.

The close of business on March 13, 2006 is the record date to determine which stockholders are entitled to notice of and to vote at the meeting.

                                       By order of the Board of Directors

                                       /s/ JOAN NERLINO CADDELL
                                       ----------------------------------------
                                       Joan Nerlino Caddell,
                                       Corporate Secretary
March 24, 2006

--------------------------------------------------------------------------------
        IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER YOU PLAN TO
                      ATTEND THE MEETING IN PERSON OR NOT
--------------------------------------------------------------------------------

                                Table of Contents
Summary.......................................................................1
General Information...........................................................2
  The Proxy...................................................................2
  Capital Stock Outstanding and Record Date...................................2
Forward-Looking Statements....................................................3
Proposal 1 - The Election of Directors........................................4
  General Information Regarding Nominees and Our Other Directors..............4
  Committees of the Board of Directors........................................5
  Audit Committee.............................................................5
  Audit Committee Report .....................................................6
  Nominating Committee........................................................6
  Human Resources (Compensation) Committee....................................7
  Stockholder Communications with Directors...................................8
  Attendance by Directors at Our Annual Meeting...............................8
  Director Compensation.......................................................8
  Management Compensation.....................................................8
  Employment Agreement........................................................9
  401(k) Plan.................................................................9
  Employee Stock Ownership Plan..............................................10
  Stock Option Plans.........................................................10
  Security Ownership of Management and Certain Beneficial Owners.............11
  Transactions with Directors and Officers and Their Related Interests.......12
  Beneficial Ownership Reporting Compliance..................................13
Proposal 2 - Ratification of Independent Registered Public Accountants.......13
  Audit and Other Fees.......................................................13
  Non-retention of Prior Accountants.........................................14
Financial Information........................................................14
Other Matters................................................................14
  Stockholder Nominations or Proposals.......................................14
  Submission of Matters for Inclusion in Our 2007 Proxy Statement............15

Audit Committee Charter.....................................................A-1

We will provide, without charge, to each person solicited with this proxy statement, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules that we are required to file with the Securities and Exchange Commission for our most recent fiscal year. The written request should be directed to Raffaele Branca, Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306. The Form 10-KSB is also available on the Internet as part of the Securities and Exchange Commission's EDGAR database at http://www.sec.gov/edgar.shtml.

                                VSB Bancorp, Inc.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                                 Proxy Statement

                                     SUMMARY

Q:   Why am I receiving these materials?

A:   Our Board of Directors is sending you these proxy materials in connection with our annual meeting of stockholders, which will take place on April 25, 2006. You may attend the annual meeting in person but we ask that you send us your proxy card and vote on the proposals described in this proxy statement to make sure that your vote is counted.

Q:   What proposals will stockholders vote on at the annual meeting?

A:   There are two proposals that stockholders are scheduled to vote on at the meeting:

     o   the election of three directors for three-year terms; and

     o the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants.

Q:   Who has been nominated as a director?

A:   The Board of Directors, upon the recommendation of the Nominating
Committee, has nominated Alfred C. Johnsen, Carlos Perez MD and Bruno Savo for election as directors. They are all now directors of both our company and our subsidiary, Victory State Bank.

Q:   How many votes are required for election as a director?

A:   The three nominees with the highest vote totals will be elected.

Q:   What shares can I vote?

A:   You can vote all shares that you owned at the close of business on March
13, 2006 (the "Record Date"). You may cast one vote for each share of stock. You may vote for up to three directors for three-year terms, but you may cast only one vote per share for any single nominee.

Q:   How can I vote my shares?

A:   The best way to vote your shares is to mail your proxy card in the enclosed pre-paid envelope. You can still attend the meeting and change your vote, but sending your proxy card will make sure your vote is counted. If you own your stock in street name through a stockbroker, please be sure to send your voting instructions to your broker so your shares will be voted.

Q:   Can I change my vote?

A:   You may change your voting instructions at any time before the vote at the annual meeting. You may do so by submitting a new proxy card on our form with a later date, by signing any other document that revokes your proxy and causing it to be delivered at the meeting, or by attending the meeting and voting in person. Attending the meeting will not automatically revoke your proxy unless you specifically so request. If you own your stock in street name, you must contact your broker to change your vote.

                               General Information

         We are furnishing this Proxy Statement and the accompanying form of proxy to the stockholders of VSB Bancorp, Inc. in connection with our solicitation of proxies for our Annual Meeting of Stockholders to be held on April 25, 2006 at 5:00 p.m. (local time) at the main office of our subsidiary, Victory State Bank, at 3155 Amboy Road, Staten Island, New York 10306, and at any adjournments of the meeting.

         We are first sending this Proxy Statement to our stockholders on or about March 24, 2006.

The Proxy

         Our Board of Directors is soliciting your proxy. If you properly sign and return the enclosed form of proxy prior to or at the meeting and you do not revoke it, all your shares covered by the proxy will be voted at the meeting and, if you give instructions on how you want your shares to be voted, we will follow those instructions. If you properly sign and return the proxy but you do not specify how you want to vote, your shares will be voted for the election of the director nominees named below and in favor of all other proposals described in this Proxy Statement. If you hold your stock in street name through a broker, please send your voting instructions to your broker.

         We will solicit proxies by mail and by delivery to agents for street name holders. We may also solicit proxies by telephone, facsimile or in person by officers and other employees of ours or of our subsidiary. We will pay the entire cost of this solicitation. We will reimburse financial institutions, brokerage houses or other custodians, nominees or fiduciaries for their reasonable expenses in forwarding the forms of proxy and proxy materials to beneficial owners. You may revoke your proxy at any time before the vote is cast for your shares, either by written notice or by your oral revocation at the meeting. To be valid, written notice must be actually received by Joan Nerlino Caddell, Corporate Secretary, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306 before the proxy is used at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

         Other than the matters listed on the attached Notice of Annual Meeting, our Board of Directors does not know of any other matters that will be presented for a vote at the meeting. If you sign the enclosed proxy, the holders of the proxy will have the authority to vote your shares in accordance with their best judgment on any other business that may properly come before the meeting.

Capital Stock Outstanding and Record Date

         The close of business on March 13, 2006 is the record date to determine which stockholders are entitled to notice of, and to vote at, the meeting. At the close of business on that date, there were 1,509,822 shares of our common stock outstanding and entitled to vote at the meeting. Common stock is our only authorized class of stock. Each outstanding share is entitled to one vote at the meeting on each matter to be voted upon. There will be no cumulative voting of shares for the election of directors.

         If 503,274 shares of our common stock are represented at the meeting in person or by proxy, representing one-third of the issued and outstanding share, there will be a quorum. Abstentions and broker non-votes are counted to determine whether there is a quorum.

         On Proposal 1, the election of directors, you may vote for up to three candidates. You may not cast more than one vote per share for any one nominee. You may "Withhold Authority" to vote for some or all of the nominees named below by so indicating in the appropriate space on the proxy. The three nominees with the most votes will be elected to three-year terms. Votes that are withheld have no effect on the election of directors.

         On Proposal 2, the ratification of the independent registered public accountants, you may vote "FOR", "AGAINST" or "ABSTAIN". Proposal 2 requires the affirmative vote of a majority of the votes cast on Proposal 2 to be approved. Abstentions and broker non-votes, as well a failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 2.

         Please return your proxy to our transfer agent, Registrar and Transfer Company, in the envelope we provide. Inspectors of election designated by the Board will count the votes. There are no dissenters' rights arising out of any of the proposals set forth in this Proxy Statement.

                           Forward-Looking Statements

         When used in this proxy statement, or in any written or oral statement made by us or our officers, directors or employees, the words and phrases "will result," "expect," "will continue," "anticipate," "estimate," "project," or similar terms are intended to identify "forward-looking statements." A variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Some of the risks and uncertainties that may affect our operations, performance, development and results, the interest rate sensitivity of our assets and liabilities, and the adequacy of our loan loss allowance, include, but are not limited to:

         o deterioration in local, regional, national or global economic conditions which could result in, among other things, an increase in loan delinquencies, a decrease in property values, or a change in the real estate turnover rate;
         o changes in market interest rates or changes in the speed at which market interest rates change;
         o changes in laws and regulations affecting the financial service industry;
         o        changes in competition; and
         o        changes in consumer preferences.

         Please do not place undue reliance on any forward-looking statement, which speaks only as of the date made. There are many factors, including those described above, that could affect our future business activities or financial performance and could cause our actual future results or circumstances to differ materially from those we anticipate or project.

                     Proposal 1 - The Election of Directors

General Information Regarding Nominees and Our Other Directors

         Our Board of Directors has nine members. At the meeting, three directors are to be elected, all for three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors has nominated Alfred C. Johnsen, Carlos Perez MD and Bruno Savo for the three directorships. All of the nominees are presently members of the Board of Directors, with their terms expiring at the meeting.

         If any nominee becomes unavailable for election, which we do not anticipate, the shares represented by proxies that would otherwise have been voted for such nominee will be voted for a substitute nominee designated by our Board of Directors.

         The following table provides information about the three nominees and our other six directors. Length of service as a director includes service as a director of Victory State Bank prior to our holding company reorganization.

                              Length of Service
                                as Director and         Principal Occupation During Past 5 Years and
Name and Age                  Expiration of Term        Directorships of Public Companies
------------                  ------------------        ---------------------------------
Nominees:

Alfred C. Johnsen             Director since 2003       Certified public accountant and owner of the firm Alfred C.
(59)                          Term expires 2006         Johnsen Certified Public Accounts.

Carlos Perez MD               Director since 1997       Doctor of Gynecology.
(66)                          Term expires 2006

Bruno Savo                    Director since 2004       Vice President, S.L. Homes Development and Savo Bothers
(47)                          Term expires 2006         Development, local building firms that construct mainly
                                                        residential housing.

Continuing Directors:

Raffaele M. Branca            Director since 1997       Executive Vice President and Chief Financial Officer, VSB
(41)                          Term expires 2008         Bancorp, Inc. and Victory State Bank; formerly Vice
                                                        President, Finance and Investment Portfolio Manager for River
                                                        Bank America; Formerly Vice President for Finance and
                                                        Investments of Hamilton Bancorp. Inc.

Robert S. Cutrona, Sr.        Director since 1997       President of Project-One Services, Inc., a cleaning and
(68)                          Term expires 2008         maintenance firm.



Chaim Farkas                  Director since 1997       President and Owner of Dataware Systems Lease, Inc., a
(52)                          Term expires 2008         computer services company.

Joseph J. LiBassi             Director since 1997       Chairman, VSB Bancorp, Inc. and Victory State Bank;
(70)                          Term expires 2007         Self-employed investor.

Merton Corn                   Director since 1997       President and Chief Executive Officer, VSB Bancorp, Inc.
(71)                          Term expires 2007         and Victory State Bank; President and Chief Executive
                                                        Officer of Gateway State Bank from 1977 until its merger
                                                        with Staten Island Savings Bank in 1995; Senior Vice
                                                        President of Staten Island Savings Bank from August 1995 to
                                                        December 1995; President and Chief Executive Officer of
                                                        Community Capital Bank from December 1995 to November 1997.

Joan Nerlino Caddell          Director since 1997       Secretary, VSB Bancorp, Inc. and Victory State Bank;
(48)                          Term expires 2007         Partner, Joan T. Nerlino & Associates PLLC, Attorneys
                                                        Partner, Nerlino & Gambale, LLP, Attorneys to the
                                                        Bank through December 31, 2005; Partner, Nerlino,
                                                        Gambale and Klapper LLP, Attorneys to the Bank through
                                                        February 28, 2002.

The Board of Directors held 14 meetings during 2005.


     Our Board of Directors unanimously recommends that you vote IN FAVOR of the election of Directors Johnsen, Perez and Savo as directors.

Committees of the Board of Directors

         The Board of Directors has a nominating committee, an audit committee and a human resources (compensation) committee. These committees all operate jointly with comparable committees of the Board of Directors of Victory State Bank having the same members. Except for the issue of stockholder recommendations to the nominating committee for director candidates, which applies only to the VSB Bancorp, Inc. nominating committee, the following discussion regarding committees relates to both the Victory State Bank and VSB Bancorp committees.

         During the year ended December 31, 2005, each director attended at least 75% of the total of the number of Board meetings held and the number of meetings held by all committees on which he or she served, while he or she served.

Audit Committee

         The audit committee conducts the annual statutory directors' examination of Victory State Bank, reviews reports of examination made by regulatory authorities, reviews and discusses the audited financial statements with our independent public accountants and makes periodic reports to the Board of Directors regarding the findings of the regular audits by Victory State Bank's internal auditor. The audit committee also receives a report from our independent registered public accountants regarding critical accounting policies and procedures, any material alternate treatment discussed with management, and other written communications from those accountants to management. The audit committee also approves the retention of our independent registered public accountants, and recommends the approved firm to the Board of Directors for approval by the Board.

         The Board of Directors has determined that director Alfred C. Johnsen, who is a member of the audit committee, qualifies as an audit committee financial expert under the regulations of the Securities and Exchange Commission and that he is independent of management. Mr. Johnsen will not be deemed an expert for any other purpose as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In addition, the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The following is the report of our audit committee.

Audit Committee Report

         During 2005, the audit committee reviewed the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent public accountants, the performance of the internal audit function and our independent public accountants, and significant financial matters. Each of the audit committee members satisfies the definition of independent director under National Association of Securities Dealers Rule 4200. The audit committee met seven times during 2005.

         The Board and the audit committee have adopted a charter for the audit committee. The charter was most recently re-approved, with minor changes, in 2006. The Board of Directors of the Bank has also approved the same charter for its audit committee. A copy of the Audit Committee Charter is included as Exhibit A.

         The audit committee has reviewed our audited consolidated financial statements and discussed the statements with management. The audit committee has discussed with Crowe Chizek and Company LLC, our independent registered public accountants for 2005, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee received from Crowe Chizek and Company LLC the written disclosures required by Independence Standards Board Standard No. 1, disclosing to the audit committee all relationships with the accountants that may reasonably bear on independence, confirming the accountants' independence and confirming that the accountants discussed their independence with the audit committee. Based on the review and discussions noted above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for 2005 as sent to our stockholders.

Submitted by the audit committee:

Alfred C. Johnsen (Chairman), Joseph J. LiBassi and Carlos Perez MD

Nominating Committee

         The nominating committee proposes candidates to the Board of Directors for election as directors by stockholders. The committee also reviews issues of independence and conflicts of interest regarding directors and candidates for nomination. The nominating committee consists of directors Joseph J. LiBassi, Alfred C. Johnsen and Carlos Perez MD. All of the members of the nominating committee are independent of management. The nominating committee met once during 2005. The Board of Directors has adopted a charter for the nominating committee. The charter is available for review on our web site at www.victorystatebank.com.

         We are principally engaged in business in Staten Island. Our existing directors are active, well-known members of the community. In most cases, we anticipate that existing directors will be renominated if they want to continue to serve as directors. If an existing director will not be renominated for any reason, or if the size of the board of directors has been increased, then the nominating committee, in consultation with the other directors and based upon their knowledge of the Staten Island community, will seek to identify individuals known to them with character, experience, knowledge and business relationships that reflect favorably on their ability to act as productive members of the Board of Directors. Once candidates are identified, the committee evaluates their credentials and forms a judgment as to which candidate or candidates have the greatest ability to both guide us and assist in the growth of our business. All candidates suggested to the committee will be evaluated in the same manner, regardless of whether the candidate is suggested by a director, officer, shareholder or other person.

         We seek director nominees who, at a minimum, possess:

         o        knowledge of the business community in Staten Island;
         o        expertise in the evaluation of financial matters;
         o the ability to review, absorb and comment on financial statements which are an integral part of our operations;
         o the character and reputation appropriate for a director of a bank holding company; and
         o no blemishes in their past which would cause concerns among federal or state bank regulators who regularly examine the operations of VSB Bancorp or its subsidiary, Victory State Bank.

         The nominating committee will consider, for inclusion in the Board of Directors' slate of nominees for director, candidates suggested by stockholders. In order to suggest a candidate, a stockholder must send a notice to the nominating committee which we must receive at our principal office no later than 120 calendar days before the date which corresponds to the date of our proxy statement for the prior year's annual meeting. The notice must be signed by the stockholder and must provide the following information:

         o A detailed resume of the proposed nominee showing his or her academic and business achievements and history; his or her experience and qualifications to be a director; and any other information that the stockholder or the proposed nominee considers relevant in evaluating the person's qualifications to be a director;
         o All information regarding the proposed nominee that would be required to be disclosed to the Board of Governors of the Federal Reserve System in our Annual Report on form FR Y-6;
         o All other information relating to the proposed nominee that would be required to be disclosed in a proxy statement under the rules and regulations of the Securities and Exchange Commission; and
         o        The name and address of the stockholder submitting the notice;
                  the number of shares owned by the stockholder; and a description of any business, family or employment relationship between the stockholder and the proposed nominee.

Human Resources (Compensation) Committee

         The human resources committee makes salary and compensation decisions for all officers at the level of Senior Vice President and above. The committee also functions as the stock option committee under our various stock option plans. The human resources committee consists of directors Carlos Perez MD, chairman, Joseph J. LiBassi and Alfred C. Johnsen. The human resources committee met twice during 2005.

Stockholder Communications with Directors

         Stockholders may communicate directly with a director by mailing or delivering a letter addressed to the director by name at our principal office. The envelope should be conspicuously marked on the outside front "Confidential." We will forward any such letters to the named director unopened. Letters addressed to the Board of Directors as a whole will be given to the Chairman of the Board, who will then distribute copies to all directors.

Attendance by Directors at Our Annual Meeting

         The Board has adopted a formal policy that all directors should attend the annual meeting of stockholders. It has been the practice of Victory State Bank and VSB Bancorp, Inc., to hold meetings of their Boards of Directors immediately after the annual stockholders' meeting. Therefore, we anticipate that most, if not all, of the directors will attend the annual meeting of stockholders. In 2005, six of our nine directors attended the annual stockholders' meeting of our company.

Director Compensation

         Non-employee directors, other than the Chairman of the Board, receive Board-approved attendance fees of $500 per board meeting and $200 per committee meeting for committees of the Company or the Bank ($150 per meeting for meetings of the Bank's loan committee). The committee attendance fee for the chairman of the committee is $450 per meeting ($300 per loan committee meeting). The Chairman of the Board received a director's fee fixed by the Board of $100,000 in 2005 but did not receive per meeting fees.

         In 2004, upon approval of our 2004 Directors Stock Option Plan by our stockholders, each of our directors received an option to purchase 5,000 shares of our common stock at an exercise price of $22.00, which was the fair market value of the stock on the date of grant.

Management Compensation

         The following table sets forth the aggregate remuneration for services in all capacities paid for the last three calendar years, to the chief executive officer and to each executive officer whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to VSB Bancorp, Inc. and Victory State Bank.

                                                                         Compensation
                                            ----------------------------------------------------------------------
                                                                                      Long Term       All Other
                                                          Salary          Bonus      Compensation    Compensation
Name and Principal Position                    Year         ($)            ($)      (Options/SARs)       ($)
---------------------------                 ----------  ----------     ----------     ----------     ----------
Merton Corn                                    2005     $  206,325     $   87,915             --     $  137,968(1)
President and Chief Executive Officer          2004     $  204,000     $   45,000          5,000     $   84,866(1)
                                               2003     $  195,000     $   40,000             --     $   65,863(1)

                                               2005     $  153,769     $   62,719             --     $   23,932(1)
Raffaele M. Branca                             2004     $  151,311     $   30,500             --     $   23,275(1)
Executive Vice President                       2003     $  144,425     $   28,638          5,000     $   15,676(1)


(1)  Represents the following items:

-------------------------------------------------------------------------------------------------------------------

                                    401(k) match    Vested value of   Exercised     Contributions to
                                     and profit     SARs that first    value of       the Employee
                                    sharing plan      vest during    SARs during    Stock Ownership
Name                        Year    contribution       the year        the year          Plan         Miscellaneous
-------------------------------------------------------------------------------------------------------------------
Merton Corn                 2005      $  12,075          n/a          $ 105,700        $  11,745        $   8,448
                            2004      $  11,695        $ 14,500       $  33,250        $  13,670        $  11,751
                            2003      $  17,000        $ 38,000          n/a              n/a           $  10,853
-------------------------------------------------------------------------------------------------------------------
Raffaele M. Branca          2005      $  12,075          n/a             n/a           $  11,745        $     112
                            2004      $  10,210          n/a             n/a           $  12,123        $     942
                            2003      $  14,710          n/a             n/a              n/a           $     966
-------------------------------------------------------------------------------------------------------------------

Option/Stock Appreciation Rights ("SAR") Grants in Last Fiscal Year

There were no option or SAR grants in 2005.

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

------------------------------------------------------------------------------------------------------------------
                                                           Number of Securities           Value of Unexercised
                              Shares         Value        Underlying Unexercised      In-the-Money Options/SAR at
                           Acquired on     Realized        Options/SAR at FY End            Fiscal Year End
Name                       Exercise (#)       ($)      Exercisable/Unexercisable (#) Exercisable/Unexercisable ($)
------------------------------------------------------------------------------------------------------------------
Merton Corn                   1,400        $130,704   -          22,000/--                    $344,250/$--
Raffaele M. Branca              --         $  --                22,400/--                    $233,490/$--
------------------------------------------------------------------------------------------------------------------

The value of unexercised, in-the-money SARs and options at December 31, 2005 is the difference between the closing price of the common stock of VSB Bancorp, Inc. on December 31, 2005 and the exercise price under such outstanding SARs and options.

Employment Agreement

         Victory State Bank has an employment agreement with President Merton Corn. The employment agreement is intended to maintain a stable and competent management base. Our continued success depends to a significant degree on the skills and competence of Mr. Corn. The employment agreement, effective in November 2002, has a five year term. The agreement provides for annual salary increases of at least 5% per year beginning in November 2004. In addition, Mr. Corn may receive annual bonuses at the discretion of the Board based upon the performance of Victory State Bank and other factors.

         Either party has had the right to terminate the agreement without cause at any time after November 16, 2005 upon 90 days notice, and Mr. Corn will be entitled to severance of from eight to twelve months salary, depending on when the termination occurs, plus, if termination is by the Bank, continued medical insurance coverage. If Mr. Corn's employment is terminated within one year after a change in control, then he is entitled to a payment of 36 months salary plus 36 months of continued medical insurance coverage.

401(k) Plan

         We maintain a qualified 401(k) salary deferral plan for all eligible employees of Victory State Bank and our holding company who are at least 21 years of age, who work for one consecutive year and are credited with 1,000 hours of service in the plan year. Each participant may elect to make salary deferral contributions to the 401(k) plan on a pre-tax basis. We match 100 percent of the first three percent of salary deferred by employees, including Mr. Corn and Mr. Branca. Compensation for purposes of the 401(k) is capped at

$210,000 annually (subject to cost of living adjustments). At our sole discretion, we can also make a discretionary (or profit sharing) contribution to the Plan. This discretionary contribution is in addition to the matching contribution. The matching contribution and the discretionary contribution vest in annual installments of 20% beginning after the second anniversary of eligibility in the 401(k) plan. Employee salary deferral contributions are immediately vested. For 2005, we made a 2.75% discretionary contribution to the Plan. Aggregate contributions to the accounts of an employee under the 401(k) plan cannot exceed $42,000 annually (subject to cost of living adjustments).

Employee Stock Ownership Plan

         We have an Employee Stock Ownership Plan (the "ESOP") for employees. Employees of VSB Bancorp, Inc., Victory State Bank and any other subsidiaries who have been credited with at least 1,000 hours of service during a designated 12-month period and who have attained age 21 will be eligible to participate in the plan. The ESOP purchased 74,320 shares of our common stock from us out of authorized but unissued shares in 2004 using the proceeds of a loan we made to the ESOP.

         Stock purchased with the proceeds of the loan will be allocated to employee accounts in the ESOP gradually as it is released from the security interest for the ESOP loan. The original loan was in the amount of $1,690,780, and for 2005 we repaid $169,078 of the loan, so 8,371 shares of our common stock were released from the lien of the loan. For 2004 we repaid $112,719 of the loan and 5,700 shares of our common stock were released from the lien of the loan. Those shares have been allocated to the ESOP accounts of all participating employees.

         The ESOP will continue to hold the stock, and any other amounts held for the benefit of each employee, until that employee's employment terminates, whether by retirement, resignation or termination by the employer. After termination, the employee's vested balance will be distributed to the employee. Benefits for each employee will vest over a seven-year period, with no vesting during the first two years of employment, and 20% vesting each year for the next five years of employment. The plan provides that in the event of a change in control, all benefits will fully vest automatically. Employees received full credit for service with Victory State Bank before the ESOP was implemented to determine vesting of benefits.

         In general, when stock is released from the security interest of the ESOP loan, the stock is allocated based upon the relative compensation of each participant for the year. Other amounts contributed to the ESOP that are allocated to employees will be allocated in the same manner, based upon compensation. However, profits allocated to employee accounts, such as any gain on the sale of unallocated stock held by the ESOP, will be allocated based upon each employee's relative ESOP account balances.

Stock Option Plans

         We have five stock options plans. Four of them were originally approved by stockholders of Victory State Bank. These plans became the stock option plans of VSB Bancorp upon the holding company reorganization. The fifth plan was approved by our stockholders in 2004. There are two plans for employees and two plans for non-employee directors. The fifth plan approved in 2004 applies to all directors, whether or not they are employees.

         The employee plans, which are incentive stock option plans under the Internal Revenue Code, provide for the grant of options to purchase 84,000 shares of our common stock. The director plans, which are non-qualified plans under the Internal Revenue Code, provide for the grant of options to purchase 111,000 shares of our common stock. The exercise price of options under all the plans may not be less than 100% of the fair market value of our stock on the date of the grant of the option. The maximum option term is 10 years. Options under the employee plans were granted with gradual vesting provisions, but in December 2005, the Board of Directors accelerated the vesting of all unvested options so that all outstanding options vested on or before December 31, 2005. There were no option grants in 2005.

         As adjusted, four non-employee directors have been granted options to acquire 13,000 shares of our common stock under the plans; two non-employee directors have been granted options to acquire 5,000 shares of our common stock under the 2004 directors plan; and the Chairman of the Board has been granted 17,000 options to acquire shares of our common stock under the plans. The two employee directors were granted options to acquire 5,000 shares of our common stock under the 2004 directors plan, as disclosed above. Options to purchase all available shares under the two non-employee director plans have been granted and there remain available 10,000 additional shares for which options maybe granted under the 2004 directors plan.

         Upon a change of control of our company, all options issued under the five plans immediately vest. No employee may receive incentive stock options if, at the time of the grant, such person owns, directly and indirectly, more than 10% of our total combined voting power unless the stock option price is at least 110% of the fair market value of the common stock and the exercise of such incentive stock option is limited by its terms to five years.

         Payments for shares purchased upon the exercise of options may be made in cash or cash equivalents. All stock options under the plans will be adjusted for stock splits, reorganization, recapitalization, exchange of shares and stock dividends. Any such changes to outstanding options will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share price and the number of shares covered by the option.

Security Ownership of Management and Certain Beneficial Owners

         The following table sets forth, to our knowledge based upon a review of our records and information provided in required filings, the beneficial ownership of our stock as of the Record Date by directors, executive officers, and any other person, entity or group known by us to beneficially own 5% or more of our stock, including options exercisable now or within 60 days after the Record Date.

                                                    Number                  Percent
Name                                              of Shares                 of Total
---------------------------------------------- -------------------------- -----------
Directors and Executive Officers
---------------------------------------------- -------------------------- -----------
Raffaele M. Branca                                 72,564 (8)(11)               4.74%
Joan Nerlino Caddell                               47,891 (1)(5)(6)             3.16%
Merton Corn (a)                                   140,756 (7)(11)               9.29%
Robert S. Cutrona, Sr.                             34,291 (2)(5)(6)(11)         2.25%
Chaim Farkas                                       35,933 (3)(5)(6)(11)         2.36%
Alfred C. Johnsen                                   7,000 (11)                  0.46%
Joseph J. LiBassi (a)                             120,691 (5)(6)(9)(11)         7.91%
Carlos Perez MD                                    59,625 (4)(5)(6)(11)         3.92%
Bruno Savo                                         13,025 (10)(11)              0.86%
All directors and executive officers
  as a group (9 persons)                          531,776                      33.16%
                                                =========

(1) Excludes 4,200 shares, which are owned by Scott R. Caddell, Ms. Nerlino Caddell's spouse, as to which she disclaims voting power and beneficial ownership. Includes 4,000 shares that Ms. Caddell's two minor children own. Includes 4,000 options granted under the 2004 Directors Stock Option Plan.
(2) Includes 20,000 shares owned as joint tenants with David P. Cutrona, his son. Excludes 2,000 shares owned by Jennifer Gotlin Cutrona, Mr. Cutrona's spouse, as to which Mr. Cutrona disclaims voting power and beneficial ownership.
(3)  Owned as joint tenants with Gail Farkas, his spouse.

(4) Includes 46,000 shares owned by the Carlos Perez M.D. Trust, of which Dr. Perez is a beneficiary. Excludes 3,000 shares owned by Dr. Perez' adult children, as to which Dr. Perez disclaims voting power and beneficial ownership.
(5)  Includes 4,000 stock options granted under the 2000 Directors' Plan.
(6) Includes 4,000 stock options granted to Mr. Cutrona and Dr. Perez, 8,000 stock options granted to Mr. LiBassi and 3,000 options granted to Ms. Nerlino Caddell and Mr. Farkas under the 1998 Directors Plan.
(7)  Excludes, as to Mr. Corn, 17,000 SARs that do not carry voting rights.
(8) Includes 17,400 options granted to Mr. Branca. Excludes 560 shares, which are owned by Dawn Marie Branca, Mr. Branca's spouse, as to which Mr. Branca disclaims voting power and beneficial ownership.
(9) Excludes 1,000 shares, which are owned by Melinda LiBassi, Mr. LiBassi's spouse, as to which Mr. LiBassi disclaims voting power and beneficial ownership.
(10) Includes 3,000 shares for Mr. Bruno Savo's three minor children, for which Mr. Savo is the custodian.
(11) Includes 5,000 stock options granted under the 2004 stock option plan


(a) Merton Corn's address is c/o Victory State Bank, 3155 Amboy Road, Staten Island, New York 10306 and Joseph J. LiBassi's address is c/o Victory State Bank, 3155 Amboy Road, Staten Island, New York 10306.

Transactions with Directors and Officers and Their Related Interests

         Some of our directors and officers and some of the corporations and firms with which they are associated also are our customers in the ordinary course of business, or have loans from Victory State Bank. None of them have loans from VSB Bancorp, Inc. It is anticipated that some of these individuals, corporations and firms will continue to be our customers or may continue to have loans from Victory State Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Victory State Bank transactions with unaffiliated persons.

         Director Joan Nerlino Caddell is a member of the law firm of Joan T. Nerlino & Associates, PLLC, which the Bank has retained for fiscal 2006. Director Joan Nerlino Caddell was a member of the law firm of Nerlino & Gambale, LLP, which we had retained during the last two fiscal years for the performance of legal services on a matter by matter basis. Fees paid to the firms of which Director Joan Nerlino Caddell was or is a partner totaled $113,332 in 2005 and $105,772 in 2004.

         Director Chaim Farkas is President and shareholder of the firm of Dataware Systems Lease, Inc. ("Dataware") from which Victory State Bank purchased computer hardware and related software in the ordinary course of business. The fees paid to Dataware in the aggregate, totaled $36,191 in 2005 and $31,179 in 2004.

         Director Bruno Savo, is a member of Boardwalk Estates, LLC, NBM Development, LLC and Jolene Estates, LLC, limited liability companies, which develop residential real estate for resale and Savino Savo, a former director and the father of Bruno Savo, is the president of Village Green Shopping Center, Inc. and Village Green Maintenance Corp, which are real estate companies. All of these companies had loans or unused but available lines of credit from Victory State Bank at December 31, 2005 and December 31, 2004. The loans and line of credit facilities were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

         Director Robert Cutrona, Sr., is President of Project-One Services, Inc., a company that provides cleaning and construction services to the Bank in the ordinary course of business. The fees paid to Project-One in the aggregate totaled $88,793 in 2005 and $106,160 in 2004.

         The Board of Directors has evaluated the relationships between its directors and management and has determined that Directors Cutrona, Farkas, Johnsen, LiBassi, Perez and Savo are independent of management under the rules of the NASDAQ Stock Market.

Beneficial Ownership Reporting Compliance

         Upon reaching age 70-1/2, Mr. Corn was required to take a minimum distribution of 26 shares of stock previously credited to his sub account in the Company's Employee Stock Ownership Plan. Mr. Corn elected to take that distribution in cash and the Employee Stock Ownership Plan paid the cash to him on December 9, 2005. Due to a misunderstanding regarding the nature and timing of the transaction, he did not report the disposition until he filed a Form 5 with the Securities and Exchange Commission on January 5, 2006.

     Proposal 2 - Ratification of Independent Registered Public Accountants

         Our Audit Committee has approved the engagement of Crowe Chizek and Company LLC to be our independent registered public accounting firm for 2006, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of that engagement of Crowe Chizek and Company LLC. We expect that representatives of Crowe Chizek will attend the meeting and be available to respond to appropriate questions. The representatives will be allowed to make a statement, if they desire to do so.

Audit and Other Fees

         The following table sets forth the aggregate fees billed or expected to be billed by Crowe Chizek and Company LLC for services rendered to us during 2005 and 2004 on our behalf on a combined basis, including Victory State Bank and VSB Bancorp, Inc., as well as all out-of-pocket costs incurred in connection with these services, which have been billed or will be billed to us. It is the policy of the audit committee that all non-audit services must be approved in advance by the audit committee. Only the audit committee has the authority to approve services to be provided by our independent registered public accountants and all members of management are aware that they must report to the audit committee any proposal to obtain non-audit services from our independent accountants and obtain approval from such committee before any such services are provided. All (100%) of the services provided by Crowe Chizek and Company, LLC were approved in advance by the audit committee.

                                               2005           2004
                                            ----------     ----------
Audit Fees                                  $   74,500     $   78,500

Audit-Related Fees                          $    1,500(1)  $       --

Tax Fees                                    $   12,000(2)  $       --

All Other Fees                              $   30,500(3)  $       --

(1) Includes $1,500 for services related to the filing of a Registration Statement on Form S-8 in connection with the Company's ESOP.
(2)  For preparation of 2005 tax return in 2006.
(3) Represents work performed by Crowe Chizek and Company LLC's consulting practice to assist in the Company's preparation for future compliance with
     Section 404 of the Sarbanes-Oxley Act.

Non-retention of Prior Accountants

         The independent public accounting firm of Deloitte & Touche acted as our independent public accountants for 2003. Our Board of Directors, on March 9, 2004, unanimously decided not to retain the firm of Deloitte & Touche LLP as our independent public accountants for 2004 but to instead retain the firm of Crowe Chizek and Company LLC, subject to stockholder approval. Deloitte & Touche LLP's report on our financial statements for the 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors upon the unanimous recommendation of the audit committee of the Board of Directors.

         We had no disagreements with Deloitte & Touche LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, to the best of our knowledge, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report. Deloitte & Touche LLP did not advise us that:

         o internal controls necessary to develop reliable financial statements did not exist; or
         o information has come to the attention of Deloitte & Touche LLP which made Deloitte & Touche LLP unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
         o the scope of the audit should be expanded significantly, or information has come to Deloitte & Touche LLP's attention that Deloitte & Touche LLP has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to Deloitte & Touche LLP satisfaction prior to March 9, 2004.

         During 2002 and 2003, or thereafter until the Board made its decision on March 9, 2004, we did not consult with Crowe Chizek and Company LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no written or oral advice was provided that was an important factor considered by the audit committee or the Board of Directors in reaching a decision as to the accounting, auditing or financial reporting issue.

   Our Board of Directors unanimously recommends that you vote IN FAVOR of the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for the fiscal year ending
                               December 31, 2006.

                              Financial Information

         Accompanying this Proxy Statement is our Annual Report containing financial and related information. The Annual Report is not part of this Proxy Statement.

                                  Other Matters

Stockholder Nominations or Proposals

         Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders' meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder's notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

         The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of our capital stock that the stockholder beneficially owns.

         As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

         As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

Submission of Matters for Inclusion in Our 2007 Proxy Statement

         Stockholders may submit proposals for inclusion in our 2007 proxy material by satisfying the requirements of the regulations of the Securities and Exchange Commission. We must receive those proposals by 5 p.m. local time not less than 120 calendar days before the date in 2007 that corresponds to the date that this proxy statement is released to stockholders in 2006. However, if the date of the 2007 annual meeting is changed by more than 30 days from the date of the 2006 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306. The stockholder must also satisfy all the other requirements of Securities and Exchange Commission Rule 14a-8 in order to be able to include a proposal in our proxy material.


Dated:  March 24, 2006

                                                                       Exhibit A

                             AUDIT COMMITTEE CHARTER
                             -----------------------

This charter shall be reviewed, reassessed, updated and approved annually by the Audit Committee and the Board of Directors of VSB Bancorp, Inc. ("Bancorp").

Role and Independence
---------------------

The Audit Committee of the Board of Directors assists the board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Bancorp and other such duties as directed by the Board. The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, each of whom is able to read and understand fundamental financial statements, including the Bancorp's balance sheet and income statement and cash flow statements or will become able to do so within a reasonable period time after his or her appointment to the Audit Committee. At least one member of the Committee will have accounting or related financial management expertise (i.e. said member has past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive or chief financial officer or other senior officer with financial oversight responsibility). Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet the director independence requirements for serving on audit committees as set forth in the corporate governance standards of the National Association of Securities Dealers. Each member shall evaluate their status of director independence, at a minimum, on an annual basis. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants, the internal auditors and the management of the Bancorp. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain, and to set compensation for, outside counsel or other experts for this purpose.

The Board of Directors shall appoint one member of the Audit Committee as Chairperson. He or she shall be responsible for leadership of the committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the board of directors. The Chairperson will also maintain regular liaison with the CEO, CFO, the lead independent audit partner and the internal audit partner.

Responsibilities
----------------

The Audit Committee's primary responsibilities include:

         o Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Bancorp. In so doing, the Committee will require from the auditor receipt of a written affirmation that the auditor is in fact independent and delineating all relationship between the auditor and the Bancorp consistent with the Independence Standards Board Standard No. 1. The Audit Committee shall also discuss with the auditor any disclosed relationships or services that may impact the auditor's independence. Furthermore the Audit Committee shall take or recommend to the Board that it take any actions necessary to oversee the auditor's independence.

                                                                       Exhibit A

         o Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

         o Providing guidance and oversight to the internal audit activities of the Bancorp including reviewing the organization, plans and results of such activity.

         o Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Bancorp's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the committee shall make its recommendation to the Board as to the inclusion of the Bancorp's audited financial statements in the company's annual report on Form 10-KSB.

         o Reviewing with management and the independent auditor the quarterly financial information prior to the Bancorp's filing of Form 10-QSB. This review may be performed by the committee or its chairperson.

         o Discussing with management, the internal auditors and the external auditors the quality and adequacy of the Bancorp's internal controls.

         o Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

         o Reporting audit committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

         o Reviewing the independent auditor's ultimate accountability to the Board of Directors and to the Audit Committee as representatives of shareholders and these shareholder representatives' ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditor (or to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

Approving all non-audit services to be provided by the independent auditor after giving due regard to the effect of such non-audit services on the independence on the external auditor and the legality of providing such non-audit services.


                                 REVOCABLE PROXY
                                VSB Bancorp, Inc.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


ANNUAL MEETING OF STOCKHOLDERS
          April 25, 2006
                                                                                                                 For All
                                                                                                For    Withhold   Except
The undersigned hereby appoints             1. The election as directors of the three           [ ]      [ ]       [ ]
Joan Nerlino Caddell and Chaim                 nominees listed below to three year terms:
Farkas, or each of them
individually, each with full power             Three Year Nominees:
of substitution, proxies and agents            --------------------
for the undersigned to vote all                Alfred C. Johnsen         Carlos Perez MD         Bruno Savo
shares of common stock of VSB
Bancorp Inc. which the undersigned
is entitled to vote at the Annual           INSTRUCTION: To withhold authority to vote for any individual
Meeting of Stockholders, to be              nominee(s),  mark "For All Except" and write that  nominee's name
held on April 25, 2006, at                  in the space provided below.
5:00 p.m., and at any and all
adjournments thereof.                       ------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF
OF THE BOARD OF DIRECTORS OF VSB                                                                For    Against   Abstain
BANCORP, INC.                               2. The ratification of the appointment of           [ ]      [ ]       [ ]
                                               Crowe Chizek and Company LLC as
                                               independent registered public accountants
                                               for VSB Bancorp, Inc. for the fiscal year
                                               ending December 31, 2006.

                                            3. In their discretion, such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.


                       ---------------
Please be sure to sign | Date        |      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
and date this Proxy    |             |      VOTE "FOR" THE NOMINEES NAMED ABOVE AND "FOR" EACH
in the box below.      ---------------      OF THE LISTED PROPOSALS.

--------------------------------------
                                     |      This proxy is revocable and will be voted as directed, but if no instructions are
                                     |      specified, this proxy will be voted FOR each of the proposals listed above. If
                                     |      any other business is presented at the Annual Meeting, this proxy will be voted by
                                     |      those named in this proxy in their discretion. At the present time, the Board of
                                     |      Directors knows of no other business to be presented at the Annual Meeting.
--------------------------------------
Stockholder sign above ___________
Co-holder (if any) sign above


 ^ Detach above card, sign, date and mail in postage paid envelope provided ^

                                VSB Bancorp, Inc.
--------------------------------------------------------------------------------

         IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report.

         Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED
BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENEVELOPE PROVIDED.

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